ROYCE TOTAL RETURN FUND
                  SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 1997


The Rule 12b-1 distribution plan for Royce Total Return Fund, which had provided for a payment to Royce Fund Services, Inc., the Fund's distributor, of .25% per annum of the Fund's average net assets, was terminated, effective December 31, 1997. No payments had ever been made by Royce Total Return Fund under this plan.


January 15, 1998